Exhibit 99.1

KPMG LLP

Suite 700

20 Pacificia

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Monex Credit Company (“Monex”) and

Scala Funding Company, LLC (together, the “Company”)

Piper Jaffray & Co.

(together, the “Specified Parties”)

Re: Scala Funding Company, LLC, Secured Term Notes, Series 2016-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of precious metals inventory and loans secured by precious metals, a portion of which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Loan” means a loan secured by precious metals, including gold, silver, platinum and/or palladium.

•	The term “Metals Inventory” means all precious metals, including gold, silver, platinum and palladium held at 17 Monex Metal depositories (“Monex Depositories”) and metals inventory that was “in-transit” to Monex Depositories (“In-Transit Inventory”) as of September 30, 2016.

•	The term “Initial Data File” means an electronic data file, provided to us by the Company on October 4, 2016, containing a list of account numbers related to 3,544 Loans.

•	The term “Selected Loans” means a sample of 50 Loans which we were instructed by the Company to randomly select from the Initial Data File. The Company did not inform us as to the basis for how they selected the number of loans that we were instructed to randomly select from the Initial Data File. A listing of the Selected Loans is attached hereto as Exhibit A.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International

Cooperative (“KPMG International”), a Swiss entity.

•	The term “Data File” means an electronic data file, provided to us by the Company on October 17, 2016, containing 3,544 Loans and their related attributes as of September 30, 2016 (the “Cutoff Date”).

•	The term “Additional Data File” means an electronic data file, provided to us by the Company on October 10, 2016, containing the product type, product type weight and market value for the Selected Loans.

•	The term “Metals Inventory Data File” means an electronic data file, provided to us by the Company on November 2, 2016, containing information related to the Company’s Metals Inventory as of the Cutoff Date.

•	The term “Loan File” means the original, photocopy, facsimile or scanned image of legal documents or the Company’s system, provided to us by the Company, which contained some or all of the following for each Loan: Servicing System Record, Monthly Customer Statement, Purchase and Sale Agreement and/or Loan, Security, and Storage Agreement.

•	The term “Inventory Reports” means the following documents as of September 30, 2016 provided to us by the Company: Inventory Monthly Commodity Statement, Repurchase Inventory Statement, Holdings by Commodity Statement, Storage Inventory Confirmation, Inventory Summary Report, Inventory Daily Activity Report, Storage Stock Status Report, Holding Statement, Safekeeping Inventory Report, Inventory List, Inventory Weight List, Manufactory Breakdown Report, and Commodity Transfer Request.

•	The term “Inventory File” means the Company’s Summary of Inventory Reconciliation, Supplier Position Listing, and the Inventory Reports for the Monex Depositories and In-Transit Inventory as of September 30, 2016.

The Company is responsible for the Data File, the Additional Data File and the Metals Inventory Data File.

I.	The Selected Loans

For each of the Selected Loans, we compared the attributes listed below contained in the Data File or the Additional Data File, as applicable, to the corresponding information appearing in or derived from the Loan File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File or the Additional Data File to the Loan File or other information for each of the attributes identified constituted an exception. The Loan File documents are listed in the order of priority until such attribute was compared.

Attributes	Loan File document(s)

Account Number	Servicing System Record or Monthly Customer Statement

Account Equity Percentage	Monthly Customer Statement and instructions provided by the Company described below

Obligor State	Monthly Customer Statement

Outstanding Loan Amount	Monthly Customer Statement

Recomputed Loan Age (years)	Servicing System Record and instructions provided by the Company described below

Product Type (Gold, Platinum, Silver, and/or Palladium and bullion and/or coin)	Monthly Customer Statement

Attributes	Loan File document(s)

Product Type Weight (ounces)	Monthly Customer Statement

Market Value	Monthly Customer Statement

Presence of Executed Loan Agreement	Purchase and Sale Agreement or Loan, Security, and Storage Agreement

Obligor Name	Purchase and Sale Agreement

Security Interest Holder’s Name	Servicing System Record

For purposes of comparing Account Equity Percentage, in the event the Account Equity Percentage was not available in the Monthly Customer Statement, the Company instructed us to recompute the Account Equity Percentage by dividing the “EQUITY” field in the Monthly Customer Statement by the “TOTAL BORROWED COMMODITY” field in the Monthly Customer Statement. We were instructed by the Company to compare the recomputed Account Equity Percentage to the corresponding information in the Data File.

For purposes of comparing Loan Age, we were instructed by the Company to recompute Loan Age (the “Recomputed Loan Age”) by calculating the difference in years between the “OPEN DATE” field in the Servicing System Record and the Cutoff Date. We were instructed by the Company to compare the Recomputed Loan Age to the corresponding information in the Data File.

II.	The Metals Inventory Procedures

For all Metals Inventory at the Monex Depositories and In-Transit Inventory, we compared the attributes listed below contained in the Metals Inventory Data File to the corresponding information appearing in or derived from the Inventory File (within 0.2 ounces). The Specified Parties indicated the absence of any of the documents noted below or the inability to agree the indicated information from the Metals Inventory Data File to the Inventory File or other information for each of the attributes identified constituted an exception. The Inventory File documents are listed in the order of priority until such attribute was compared.

Attributes	Inventory File document(s)

Recomputed Ounce per Each Commodity Code	Summary of Inventory Reconciliation, Supplier Position Listing, and Inventory Reports and instructions provided by the Company described below

Total Ounces per Commodity Type	Summary of Inventory Reconciliation and instructions provided by the Company described below

For purposes of comparing Ounce per Each Commodity Code, we were instructed by the Company to recompute the ounce of each commodity code (the “Recomputed Ounce per Each Commodity Code”) as follows:

•	Multiply the units under the “Monex Balance” column in the Summary of Inventory Reconciliation by the conversion ounce for each unit under the “Ozs” column in the Summary of Inventory Reconciliation; and,

•	Compare the ounce of each commodity code in the Metals Inventory Data File to the Recomputed Ounce per Each Commodity Code and the corresponding information in the Supplier Position Listing and the Inventory Reports (as applicable).

For purposes of comparing Total Ounces per Commodity Type, we were instructed by the Company to compare the total ounces of each commodity type in the Metals Inventory Data File to the sum of the Recomputed Ounce per Each Commodity Code for each commodity type in the Summary of Inventory Reconciliation.

The information regarding the Selected Loans and the Metals Inventory was found to be in agreement with the respective information contained in the Loan File and the Inventory File. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Data File, the Additional Data File and the Metals Inventory Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Additional Data File and the Metals Inventory Data File or provided by the Company, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans or the Metals Inventory, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File, the Additional Data File, the Metals Inventory Data File, the Loan Files, the Inventory File or any data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans and the Metals Inventory to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans and Metals Inventory being securitized, (iii) the compliance of the originator of the Loans and the Metals Inventory with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans and the Metals Inventory that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

November 11, 2016

Exhibit A The Selected Loans
Selected	Selected Loan	Selected	Selected Loan
Loan Number	Account Number	Loan Number	Account Number
1	1-XXXX712-0	26	2-XXXX657-0
2	1-XXXX597-0	27	2-XXXX124-0
3	2-XXXX778-0	28	2-XXXX540-0
4	2-XXXX455-0	29	2-XXXX187-0
5	2-XXXX927-0	30	2-XXXX253-0
6	2-XXXX955-0	31	2-XXXX811-0
7	2-XXXX442-0	32	2-XXXX890-0
8	2-XXXX117-0	33	2-XXXX820-0
9	2-XXXX331-0	34	2-XXXX897-0
10	2-XXXX765-0	35	2-XXXX333-0
11	2-XXXX972-0	36	2-XXXX061-0
12	2-XXXX081-0	37	2-XXXX277-0
13	2-XXXX777-0	38	2-XXXX395-0
14	2-XXXX481-0	39	2-XXXX758-0
15	2-XXXX043-0	40	2-XXXX130-0
16	2-XXXX518-0	41	2-XXXX158-0
17	1-XXXX584-0	42	2-XXXX906-0
18	1-XXXX045-0	43	2-XXXX166-0
19	2-XXXX605-0	44	2-XXXX121-0
20	2-XXXX583-0	45	2-XXXX053-0
21	2-XXXX645-0	46	2-XXXX363-0
22	2-XXXX043-0	47	2-XXXX788-0
23	2-XXXX803-0	48	2-XXXX326-0
24	2-XXXX323-0	49	2-XXXX588-0
25	2-XXXX761-0	50	2-XXXX274-0